Translated from Chinese

Listing Agreement

Contract No.: 060

Client: Qinhuangdao Huangwei Pharmaceutical Company Limited (Party A) and its holding company newly-built for listing (Party A holding company).

Legal address:

Please note: The listing preparation work is defined as: Party A's shareholder(s) sets up an off shore holding company; the off shore company sets up a wholly owned foreign enterprise in China to acquire Party A or through a share exchange or transfer method to satisfy the asset, revenue and net profit requirements in order to be listed in the US; finish off shore company's listing audit work.

Trustee: EastBridge Investment Group Corp ("Party B"), a company registered in the US.

Legal address: 2010 E Broadway, #30, Tempe, AZ 85282, USA

Tel: 480 966 2020; FAX: 480 966 0808

Article 1—Listing Service

Whereas, Party A asks Party B to help list Party A or Party A holding company's stock on New York Stock Exchange or OTCBB (NASD OTCBB) stock market directly or indirectly through a merger with a public company. Party A's definition of listing is for the stock of Party A or Party A holding company to be listed as a result of direct

listing or through a merger with a public company.

Article 2—Authority and Preconditions

1）. Party B's authority includes consultations, negotiations involved in the listing, and the handling of relevant formalities; Party B shall have the right to decide how to make Party A or Party A holding company listed, in any legal manner conforming to US laws and relevant regulations thereof.

2）. Party A shall meet the following conditions before Party B agrees to take on this project as stipulated in Article 1 hereof:

A. Party A shall, at the time of the execution hereof, provide Party B with financial reports for 2005, 2006 and 2007 issued by local certified public accountants.

B. Party A shall provide Party B with a quarterly financial report (annual financial report for the fourth quarter) issued by local certified public accountant on a quarterly basis,

Article 3—Term and Conditions

Party B shall bring Party A public within 9 months on condition of Party A's fulfillment of the following:

1) Successful financial auditing for 2006 and 2007 in accordance with the US GAAS (Generally Accepted Auditing Standard) and GAAP (Generally Accepted Accounting Principles) prior to Party A's successful listing,

A. Party A has not lost greater than 20% of its assets as in December, 2007's financial statement,

B. Party A is able to realize after-tax profits for 2006 and 2007 of at least RMB and RMB .

C. Party A is free from material law suits or scandals, etc., which are detrimental to the intangible assets of Party A.

2) The holding company Party A wishes to be public is already a legal foreign enterprise in China; and this foreign enterprise can satisfy the asset, revenue and net profit requirements in order to be listed in the US.

3) Party A agrees that the first day when the stock of Party A holding company is freely traded on American stock market shall be the date of this agreement's expiration. Party A agrees that Party B will complete Party A holding company's listing works on the date of this agreement's expiration. Both parties agree to terminate this contract if Party A can not be listed at the end of 2009.

Article 4—Party A's Protection of Party B's Interest

1). Party B agrees to bear the following expenses for the listing of Party A:

A. Legal and consulting expenses;

B. Expenses for 2 years of GAAS/GAAP auditing;

C. SEC application fee, road show (Party A shall bear its own traveling expenses), PR expenses;

D. Expenses for merging with another US listed company, merger legal expenses, and merge auditing expenses.

E. Opening expenses; Party A shall bear the stock certificates' printing expense and registration expense;

2). In order to protect Party B's interest already invested or to be invested, the Parties agree to the following conditions demanded by Party B:

A. If for any reason or no reason Party A does not want to be listed in the US, Party A agrees not to list in any manner of its stock in any stock market of the world within 4 years after termination of this agreement.

B. Party A confirms that on the date of and upon the execution this agreement, Party A's shareholders and the ownership of stock held by them are:

1. The original Party A's shareholders and their total stock ownership of Party A holding company's stock is 76.5 %;

2. The total Party B's stock ownership of Party A holding company's stock is 23.5 %.

C. After the execution hereof, Party A shall not, without written consent of Party B, change its stock equity structure.

D. Party A agrees to grant ONE board seat to Party B.

E. Before Party A is listed on the exchange, Party B has no right to receive Party A's profits or dividends of any kind

Article 5—Timely Report

The Parties shall be liable for notifying the other party on a timely basis regarding the progress and change of the listing.

Article 6— Listing fees and Manner of Payment

Party A agrees to sell 23.5 % of its stock for 1 dollar to Party B at the time of the execution of this agreement as the sole compensation for Party B's listing service. And Party B agrees to accept such a compensation for its service. Board of Directors of Party A shall provide Party B with a resolution regarding the transfer of 23.5 % stock ownership to Party B.

Article 7—Stock Transfer

Party B shall not, prior to the SEC's approval of the listing of Party A's stock, transfer to any third party of Party A's shares held by Party B in any manner.

Article 8— Treatment of stock for Failure of Listing

If for any reason or no reason Party A cannot or does not want to be listed in the US in nine months after Party A's preparation can meet the listing condition, unless such delay is consented to by Party A in writing, then Party B shall, within 5 days of the expiration of this agreement and any extension in writing thereof, unconditionally sell Party A's shares held by Party B back to Party A for ONE RMB dollar total.

Article 9—Consent to Invitation

Prior to the listing, in order for Party B to make efficient introduction of Party A to the

US investors and the stock market, Party A agrees to invite Party B to attend its board meetings and senior management meetings to have some knowledge of its daily business operation.

Article 10—Confidentiality

Party A and Party B shall be liable for actively maintaining the confidentiality of the business secret of the other party or relevant to the listing except to auditor during the financial disclosure purpose. As the agent for Party A's listing in America, Party B has the right and obligation to show this agreement to SEC.

Article 11—Applicable Law

Implementation and construction of this Contract shall be governed by the laws of the People's Republic of China.

Article 12—Dispute Settlement

For all disputes and differences relevant hereto or arising from performance hereof, the Parties shall first try to settle them through friendly consultation. If no agreement is reached within 30 days as of the date of the occurrence of the dispute or difference, either party may submit the dispute to Beijing International Arbitration Commission for arbitration in accordance with then applicable arbitration rules. The arbitration award shall be final, and binding on both parties.

Article 13 Entire agreement

This Agreement shall be the final and complete contract between the Parties, and shall supersede all previous agreements between the Parties, oral or written.

Article 14—Miscellaneous

If this agreement has versions of more than one language, the Chinese version shall govern in case of dispute or inconsistency between them.

Article 15—Effectiveness and Modification

This agreement shall become effective as of the date when is signed by both parties. The Parties may modify or supplement this agreement in writing, and written modification or supplementation to this agreement signed by the Parties shall be an integral part hereof, and shall have the same legal effect as this Contract.

Article 16—Duplicates

This agreement shall be served in 4 copies, with each party holding 2, each with the same legal effect.

Party A :

Qinhuangdao Huangwei Pharmaceutical Company Limited (signature and seal):

Authorized representative signature: Tong Xuesong

Title: President

Date: December 29th, 2007

Party B:

EastBridge Investment Group Corp (signature and seal):

Authorized representative signature: Keith Wong

Title: President

Date: December 29th, 2007